EXHIBIT 99.2

This presentation contains certain financial information not derived in accordance with the United States generally accepted accounting principles (GAAP). These items include, but are not limited to, earnings before interest, income taxes, depreciation and amortization (EBITDA), EBITDA for real estate (EBITDAre); funds from operations (FFO); adjusted funds from operations (AFFO); interest expense, adjusted; liquidity; net debt; net operating income (NOI); and cash NOI. These measures (and the methodologies used to derive them) may not be comparable to those used by other companies. Refer to the glossary for a detailed explanation of these terms and reconciliations to the most directly comparable GAAP measure, as well as others appearing in the supplement. Management considers each item an important supplemental measure of operating and financial performance and believes they are frequently used by interested parties in the evaluation of real estate investment trusts. These measures should not be considered as alternatives, or superior measures, to net income or loss as an indicator of the company's performance and should be considered only as a supplement to net income or loss and cash flows from operating, investing or financing activities as measure of profitability and/or liquidity, computed in accordance with GAAP. All quarterly information presented in this supplement is unaudited and should be read in conjunction with the company’s audited consolidated financial statements (and the notes thereto) included in the Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC on March 24, 2021. Certain statements contained herein, other than historical fact, including the anticipated completion of the Tucson Healthcare Facility IV, may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties. No forward-looking statement is intended to, nor shall it, serve as a guarantee of future performance. You can identify the forward-looking statements by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will” and other similar terms and phrases, including references to assumptions and forecasts of future results and to the anticipated development property. Forward-looking statements are subject to various risks and uncertainties and factors that could cause actual results to differ materially from the company’s expectations, and investors should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the company’s control and could materially affect the company’s results of operations, financial condition, cash flows, performance or future achievements or events, including those described under the section entitled Part I, Item 1A. “Risk Factors” of our 2020 Annual Report on Form 10-K. The company undertakes no obligation to publicly update or revise any forward- looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Disclosures Forward Looking Statements Non-GAAP Measures Unaudited Financial Information Q2 2021 See the glossary for a description of the company's non-GAAP financial and operating metrics. Information About the Sale of the Data Center Properties Prior to the second quarter of 2021, the company operated through two reportable business segments— real estate investments in data centers and healthcare. During the three months ended June 30, 2021, the company's board of directors made a determination to sell the company's data center assets. On May 19, 2021, the company and certain of its wholly-owned subsidiaries entered into a purchase and sale agreement for the sale of up to 29 data center properties, which constitutes the entirety of the company's data center segment. On July 22, 2021, the company completed the sale of its 29 data center properties. The company has classified the assets in its data center segment as held for sale on the condensed consolidated balance sheets and a part of discontinued operations on the condensed consolidated statements of comprehensive income (loss) as of June 30, 2021.

Section Page Supplemental Information as of June 30, 2021 See the glossary for a description of the company's non-GAAP financial and operating metrics. Corporate Address 4890 W. Kennedy Blvd Suite 650 Tampa, FL 33609 Transfer Agent By Regular Mail: Computershare Alternative Investments P.O. Box 43007 Providence, RI 02940-3007 By Overnight Delivery: Computershare Alternative Investments 150 Royall Street, Suite 101 Canton, MA 02021 Contact Information Investor Support 833-404-4107 Miles Callahan, Vice President of Capital Markets and Investor Relations www.silarealtytrust.com Q2 2021 Quarterly Financial Summary.................................................... 3 Financial Statistics and Ratios.................................................... 4 Condensed Consolidated Balance Sheets.................................. 5 Condensed Consolidated Statements of Comprehensive Income (Loss)............................................................................. 6 FFO and AFFO............................................................................. 7 EBITDA and EBITDAre................................................................ 8 Net Operating Income (NOI)...................................................... 9 Same Store NOI and Occupancy Trends.................................... 10 Debt............................................................................................ 11 Acquisitions and Dispositions.................................................... 12 Property Map............................................................................. 13 Diversification Statistics............................................................. 14 Portfolio..................................................................................... 20 Glossary...................................................................................... 25

Three Months Ended Financial Results June 30, March 31, December 31, September 30, June 30, 2021 2021 2020 2020 2020 Rental revenue $ 43,747 $ 42,422 $ 41,902 $ 40,722 $ 41,731 (Loss) income from continuing operations $ (249) $ (5,066) $ 6,509 $ (581) $ 4,323 Income from discontinued operations $ 16,305 $ 7,948 $ 8,239 $ 5,845 $ 6,772 Net income attributable to common stockholders $ 16,056 $ 2,882 $ 14,748 $ 5,264 $ 11,095 Net income attributable to common stockholders per basic and diluted share $ 0.07 $ 0.01 $ 0.07 $ 0.02 $ 0.05 EBITDAre $ 57,082 $ 51,406 $ 52,042 $ 46,815 $ 47,945 FFO attributable to common stockholders $ 44,150 $ 39,267 $ 39,178 $ 33,512 $ 33,686 FFO attributable to common stockholders per diluted share $ 0.20 $ 0.18 $ 0.18 $ 0.15 $ 0.15 AFFO attributable to common stockholders $ 41,335 $ 36,143 $ 35,208 $ 28,972 $ 29,556 AFFO attributable to common stockholders per diluted share $ 0.19 $ 0.16 $ 0.16 $ 0.13 $ 0.13 Weighted average shares outstanding - diluted 223,082,912 222,481,179 222,475,926 221,346,730 221,029,409 Three Months Ended Portfolio Metrics2 June 30, March 31, December 31, September 30, June 30, 2021 2021 2020 2020 2020 Number of properties1 154 153 153 153 152 Rentable square feet (in thousands) 8,595 8,542 8,480 8,659 8,625 Weighted average rent escalation 2.4% 2.4% 2.4% 2.4% 2.5% Weighted average occupancy 93.3% 93.3% 93.0% 94.1% 93.7% Weighted average remaining lease term 9.3 years 9.4 years 9.6 years 9.5 years 9.6 years The following tables summarize the company's quarterly financial results and portfolio metrics. 3 Page Quarterly Financial Summary (dollars in thousands, except share data and per share amounts) See the glossary for a description of the company's non-GAAP financial and operating metrics. Q2 2021 (1) Includes development property. (2) Includes data center properties that were sold on July 22, 2021.

Three Months Ended Adjusted Interest Coverage Ratio June 30, March 31, December 31, September 30, June 30, 2021 2021 2020 2020 2020 Interest expense, adjusted $ 13,377 $ 13,208 $ 13,886 $ 13,768 $ 14,418 EBITDA 50,574 40,979 52,472 46,797 50,588 Adjusted interest coverage ratio 3.8 x 3.1 x 3.8 x 3.4 x 3.5 x As of Net Debt Ratios June 30, March 31, December 31, September 30, June 30, 2021 2021 2020 2020 2020 Principal debt outstanding $ 1,404,184 $ 1,390,298 $ 1,391,422 $ 1,437,523 $ 1,393,602 Less: cash and cash equivalents 47,921 51,039 53,174 75,505 74,782 Net debt 1,356,263 1,339,259 1,338,248 1,362,018 1,318,820 EBITDAre annualized2 228,328 205,624 208,168 187,260 191,780 Net debt to EBITDAre ratio 5.9 x 6.5 x 6.4 x 7.3 x 6.9 x Net debt $ 1,356,263 $ 1,339,259 $ 1,338,248 $ 1,362,018 $ 1,318,820 Fair market value of real estate investments 3,550,273 3,259,303 3,256,885 3,237,009 3,219,172 Net debt leverage ratio 38.2% 41.1% 41.1% 42.1% 41.0 % Financial Metrics June 30, 2021 Other Key Metrics June 30, 2021 Net debt leverage ratio 38.2 % Total real estate investment $ 3,181,189 Net debt to EBITDAre ratio 5.9 x Net asset value per share4,5 $ 8.69 Adjusted interest coverage ratio 3.8 x Class A annualized distribution per share $ 0.50 Liquidity3 $ 241,420 Class I annualized distribution per share $ 0.50 Class T annualized distribution per share $ 0.41 Class T2 annualized distribution per share $ 0.41 Financial Statistics and Ratios1 (dollars in thousands, except per share amounts) See the glossary for a description of the company's non-GAAP financial and operating metrics. 4 Page (1) Includes 29 data center properties sold on July 22, 2021. (2) EBITDAre is annualized based on actual quarter EBITDAre. (3) Liquidity represents cash and cash equivalents of $47.9 million and borrowing base availability on the company’s credit facility of $193.5 million as of June 30, 2021. (4) The estimated net asset value per share was calculated as of September 30, 2020. (5) On July 20, 2021, the company's board of directors approved an updated estimated net asset value per share, of $9.95 of the company's common stock as of May 31, 2021. The special cash distribution reduces the estimated net asset value per share by $1.75, resulting in a new estimated net asset value per share of $8.20, effective July 26, 2021. Q2 2021

(Unaudited) June 30, 2021 December 31, 2020 ASSETS Real estate: Land $ 169,540 $ 168,969 Buildings and improvements, less accumulated depreciation of $141,894 and $119,947, respectively 1,667,526 1,661,351 Construction in progress 6,862 19,232 Total real estate, net 1,843,928 1,849,552 Cash and cash equivalents 47,921 53,174 Acquired intangible assets, less accumulated amortization of $60,027 and $49,866, respectively 188,195 197,901 Goodwill 23,284 23,955 Right-of-use assets - operating leases 21,838 22,499 Right-of-use assets - finance leases 2,306 2,527 Notes receivable, net 30,642 31,262 Other assets, net 78,437 64,669 Assets held for sale, net 953,294 959,750 Total assets $ 3,189,845 $ 3,205,289 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities: Notes payable, net of deferred financing costs of $487 and $682, respectively $ 145,405 $ 146,645 Credit facility, net of deferred financing costs of $5,021 and $5,900, respectively 947,979 932,100 Accounts payable and other liabilities 55,104 67,946 Acquired intangible liabilities, less accumulated amortization of $3,763 and $3,122, respectively 12,884 11,971 Operating lease liabilities 23,559 23,926 Finance lease liabilities 2,634 2,843 Liabilities held for sale, net 363,567 365,985 Total liabilities 1,551,132 1,551,416 Stockholders’ equity: Preferred stock, $0.01 par value per share, 100,000,000 shares authorized; none issued and outstanding — — Common stock, $0.01 par value per share, 510,000,000 shares authorized; 236,667,200 and 234,957,801 shares issued, respectively; 223,285,587 and 222,045,522 shares outstanding, respectively 2,233 2,220 Additional paid-in capital 1,995,298 1,983,361 Accumulated distributions in excess of earnings (345,941) (311,264) Accumulated other comprehensive loss (12,877) (20,444) Total stockholders’ equity 1,638,713 1,653,873 Total liabilities and stockholders’ equity $ 3,189,845 $ 3,205,289 Condensed Consolidated Balance Sheets (dollars in thousands, except share data) See the glossary for a description of the company's non-GAAP financial and operating metrics. 5 Page Q2 2021

Three Months Ended June 30, Six Months Ended June 30, 2021 2020 2021 2020 Revenue: Rental revenue $ 43,747 $ 41,731 $ 86,169 $ 83,157 Expenses: Rental expenses 3,275 3,895 6,489 8,234 General and administrative expenses 6,639 3,188 13,262 6,382 Internalization transaction expenses — 911 — 1,405 Asset management fees — 4,198 — 8,386 Depreciation and amortization 17,615 17,110 35,839 35,712 Impairment loss on real estate 6,502 — 16,925 — Impairment loss on goodwill 431 — 671 — Total expenses 34,462 29,302 73,186 60,119 Gain on real estate disposition — 2,703 — 2,703 Income from operations 9,285 15,132 12,983 25,741 Interest and other expense, net 9,534 10,809 18,298 22,732 (Loss) income from continuing operations (249) 4,323 (5,315) 3,009 Income from discontinued operations 16,305 6,772 24,253 13,755 Net income attributable to common stockholders $ 16,056 $ 11,095 $ 18,938 $ 16,764 Other comprehensive income (loss): Unrealized income (loss) on interest rate swaps, net $ 1,775 $ (1,140) $ 7,567 $ (21,474) Other comprehensive income (loss) 1,775 (1,140) 7,567 (21,474) Comprehensive income (loss) attributable to common stockholders $ 17,831 $ 9,955 $ 26,505 $ (4,710) Weighted average number of common shares outstanding: Basic 223,082,912 220,992,009 222,783,708 221,285,475 Diluted 223,082,912 221,029,409 222,783,708 221,319,218 Net income (loss) per common share attributable to common stockholders: Basic: Continuing operations — 0.02 (0.02) 0.02 Discontinued operations 0.07 0.03 0.11 0.06 Net income attributable to common stockholders $ 0.07 $ 0.05 $ 0.09 $ 0.08 Diluted: Continuing operations — 0.02 (0.02) 0.02 Discontinued operations 0.07 0.03 0.11 0.06 Net income attributable to common stockholders $ 0.07 $ 0.05 $ 0.09 $ 0.08 Distributions declared per common share $ 0.12 $ 0.12 $ 0.24 $ 0.24 Condensed Consolidated Statements of Comprehensive Income (Loss) (unaudited; dollars in thousands, except share data and per share amounts) See the glossary for a description of the company's non-GAAP financial and operating metrics. 6 Page Q2 2021

Three Months Ended June 30, Six Months Ended June 30, 2021 2020 2021 2020 Net income attributable to common stockholders $ 16,056 $ 11,095 $ 18,938 $ 16,764 Adjustments: Depreciation and amortization1 21,592 25,294 47,554 52,359 Gain on real estate disposition — (2,703) — (2,703) Impairment loss on real estate 6,502 — 16,925 — FFO attributable to common stockholders $ 44,150 $ 33,686 $ 83,417 $ 66,420 Adjustments: Amortization of intangible assets and liabilities2 (639) (840) (1,252) (1,257) Reduction in the carrying amount of right-of-use assets - operating leases and finance lease, net 216 233 485 467 Straight-line rent3 (4,452) (5,411) (9,078) (10,911) Internalization transaction expenses4 — 911 — 1,405 Amortization of discount of deferred liability 55 — 109 — Impairment loss on goodwill5 431 — 671 — Amortization of deferred financing costs 1,011 947 2,007 1,893 Stock-based compensation 563 30 1,119 57 AFFO attributable to common stockholders $ 41,335 $ 29,556 $ 77,478 $ 58,074 Weighted average common shares outstanding - basic 223,082,912 220,992,009 222,783,708 221,285,475 Weighted average common shares outstanding - diluted 223,082,912 221,029,409 222,783,708 221,319,218 Weighted average common shares outstanding - diluted for FFO and AFFO 224,046,603 221,029,409 223,735,515 221,319,218 Net income per common share - basic $ 0.07 $ 0.05 $ 0.09 $ 0.08 Net income per common share - diluted $ 0.07 $ 0.05 $ 0.09 $ 0.08 FFO per common share - basic $ 0.20 $ 0.15 $ 0.37 $ 0.30 FFO per common share - diluted $ 0.20 $ 0.15 $ 0.37 $ 0.30 AFFO per common share - basic $ 0.19 $ 0.13 $ 0.35 $ 0.26 AFFO per common share - diluted $ 0.19 $ 0.13 $ 0.35 $ 0.26 (dollars in thousands, except share data and per share amounts) FFO and AFFO See the glossary for a description of the company's non-GAAP financial and operating metrics. 7 Page (1) During the six months ended June 30, 2021 and 2020, the company wrote off in-place lease intangible assets in the amounts of approximately $1.1 million and $1.5 million, respectively, by accelerating the amortization of the acquired intangible assets. (2) Under GAAP, certain intangibles are accounted for at cost and reviewed for impairment. However, because real estate values and market lease rates historically rise or fall with market conditions, management believes that by excluding charges related to amortization of these intangibles, AFFO provides useful supplemental information on the performance of the real estate. During the six months ended June 30, 2020, the company wrote off an above-market lease intangible asset in the amount of approximately $0.3 million, by accelerating the amortization of the acquired intangible asset. (3) Under GAAP, rental revenue is recognized on a straight-line basis over the terms of the related lease (including rent holidays if applicable). This may result in income recognition that is significantly different than the underlying contract terms. During the six months ended June 30, 2021, the company wrote off approximately $0.1 million of straight-line rent. By adjusting for the change in straight-line rent receivable, AFFO may provide useful supplemental information on the realized economic impact of lease terms, providing insight on the expected contractual cash flows of such lease terms, and aligns with its analysis of operating performance. (4) Under GAAP, acquisition fees and expenses related to transactions determined to be business combinations are expensed as incurred. Internalization transaction expenses consisted primarily of legal fees, as well as fees for other professional and financial advisors incurred in connection with the internalization transaction. The company believes that adjusting for such non-recurring items provides useful supplemental information because such expenses may not be reflective of ongoing operations and aligns with its analysis of operating performance. (5) During the three months ended June 30, 2021, the company wrote off goodwill related to two reporting units in the amount of approximately $0.4 million and during the six months ended June 30, 2021, the company wrote off goodwill related to three reporting units in the amount of approximately $0.7 million, which was originally recognized as a part of the internalization transaction on September 30, 2020, as a result of a business combination. The company believes that adjusting for such non-recurring items provides useful supplemental information because such adjustments may not be reflective of ongoing operations and aligns with its analysis of operating performance. Q2 2021

Three Months Ended June 30, Six Months Ended June 30, 2021 2020 2021 2020 Net income attributable to common stockholders $ 16,056 $ 11,095 $ 18,938 $ 16,764 Adjustments: Interest and other expense, net 12,922 14,199 25,052 29,518 Depreciation and amortization 21,596 25,294 47,563 52,359 EBITDA $ 50,574 $ 50,588 $ 91,553 $ 98,641 Gain on real estate disposition — (2,703) — (2,703) Impairment loss on real estate 6,502 — 16,925 — Cash deposits interest 6 60 10 151 EBITDAre $ 57,082 $ 47,945 $ 108,488 $ 96,089 EBITDA and EBITDAre1 (dollars in thousands) See the glossary for a description of the company's non-GAAP financial and operating metrics. 8 Page Q2 2021 (1) Includes 29 data center properties sold on July 22, 2021.

Cash Net Operating Income Three Months Ended June 30, Six Months Ended June 30, 2021 2020 2021 2020 Rental revenue $ 76,997 $ 68,875 $ 144,892 $ 138,060 Rental expenses (12,851) (10,922) (22,481) (22,410) Net operating income 64,146 57,953 122,411 115,650 Adjustments: Straight-line rent (4,452) (5,411) (9,078) (10,911) Amortization of above- and below-market leases, net (639) (840) (1,252) (1,257) Reduction in the carrying amount of right-of-use assets - operating ground leases 182 233 416 467 Cash NOI $ 59,237 $ 51,935 $ 112,497 $ 103,949 Cash NOI margin 76.9% 75.4% 77.6% 75.3 % Cash NOI yield1 7.5% 6.6% 7.1% 6.6 % Healthcare Cash Net Operating Income Three Months Ended June 30, Six Months Ended June 30, 2021 2020 2021 2020 Rental revenue $ 43,747 $ 41,731 $ 86,169 $ 83,157 Rental expenses (3,275) (3,895) (6,489) (8,234) Healthcare NOI 40,472 37,836 79,680 74,923 Adjustments: Straight-line rent (3,372) (3,958) (6,781) (7,982) Amortization of above- and below-market leases, net 150 190 326 732 Reduction in the carrying amount of right-of-use assets - operating ground leases 124 124 248 248 Healthcare cash NOI $ 37,374 $ 34,192 $ 73,473 $ 67,921 Healthcare cash NOI margin 85.4% 81.9% 85.3% 81.7 % Healthcare cash NOI yield1 6.7% 6.2% 6.6% 6.1 % Data Center Cash Net Operating Income Three Months Ended June 30, Six Months Ended June 30, 2021 2020 2021 2020 Rental revenue $ 33,250 $ 27,144 $ 58,723 $ 54,903 Rental expenses (9,576) (7,027) (15,992) (14,176) Data Center NOI 23,674 20,117 42,731 40,727 Adjustments: Straight-line rent (1,080) (1,453) (2,297) (2,929) Amortization of above- and below-market leases, net (789) (1,030) (1,578) (1,989) Reduction in the carrying amount of right-of-use assets - operating ground leases 58 109 168 219 Data Center cash NOI $ 21,863 $ 17,743 $ 39,024 $ 36,028 Data Center cash NOI margin 65.8% 65.4% 66.5% 65.6 % Data Center cash NOI yield1 9.2% 7.5% 8.2% 7.6 % Net Operating Income (NOI) (dollars in thousands) See the glossary for a description of the company's non-GAAP financial and operating metrics. 9 Page (1) Calculated using annualized NOI for the three and six months ended June 30, 2021 and 2020, respectively, to weighted average real estate investment since inception. Q2 2021

120 Properties1 Same Store NOI and Occupancy Trends See the glossary for a description of the company's non-GAAP financial and operating metrics. 10 Page (1) Each quarter's results are based on properties owned and operated as of April 1, 2020, and excludes 29 data center properties that were sold on July 22, 2021. Q2 2021 N et O pe ra ti ng In co m e End of Period O ccupancy $36.7 $36.6 $39.0 $38.7 $39.1 96.2% 96.2% 96.2% 96.0% 96.0% 2Q20 3Q20 4Q20 1Q21 2Q21 $0M $9M $18M $27M $36M $45M 40% 50% 60% 70% 80% 90% 100%

$142.1 $319.0 $280.0 $546.9 $116.2 2021 2022 2023 2024 2025 2026+ $0M $100M $200M $300M $400M $500M $600M 4 Unsecured Credit Facility Key Covenants Required Actual Ratio of total indebtedness to total gross asset value ≤ 60.0% 46.5 % Ratio of secured indebtedness to total gross asset value ≤ 40.0% 14.9 % Ratio of adjusted EBITDA to fixed charges ≥ 1.75x 4.08x Ratio of unencumbered adjusted NOI to unsecured interest expense ≥ 2.00x 5.13x The table above includes a summary of key financial covenants for the company's credit facility, as defined and calculated per the terms of the facility's credit agreement. These calculations, which are not based on GAAP measurements, are presented to investors to show that the company is in compliance with the covenants and are not measures of the company's liquidity or performance. Debt Summary Fixed rate debt Amount Rate2 % of Total Notes payable, fixed through interest rate swaps $ 233.4 4.5% 16.6 % Notes payable 217.8 4.3% 15.5 % Credit facility term loans, fixed through interest rate swaps 400.0 3.8% 28.5 % Total fixed rate debt 851.2 4.1% 60.6 % Variable rate debt3 Revolving line of credit 153.0 2.3% 10.9 % Credit facility term loans 400.0 2.3% 28.5 % Total variable rate debt 553.0 2.3% 39.4 % Total principal debt $ 1,404.2 3.4% 100.0 % Debt1 (dollars in millions) Debt Maturities5,6 See the glossary for a description of the company's non-GAAP financial and operating metrics. 11 Page (1) Includes 29 data center properties sold on July 22, 2021. (2) Weighted average interest rate as of June 30, 2021. (3) LIBOR plus an applicable margin based on the company's debt agreements. (4) The revolving line of credit has a maturity date of April 27, 2022, subject to the company's right for one 12-month extension period. (5) On July 16, 2021, the company repaid $30.0 million on its revolving line of credit primarily with proceeds from a note receivable that was repaid on July 14, 2021. (6) On July 22, 2021, in connection with the disposition and proceeds received from the data center sale, the company paid off all of its notes payable (seven data center notes payable and five healthcare notes payable), with an outstanding principal balance of $450.8 million ($305.2 million outstanding principal balance on the data center notes payable and $145.6 million outstanding principal balance on the healthcare notes payable) at the time of repayment. Additionally, the company repaid $403.0 million on its credit facility ($123.0 million on the revolving line of credit, resulting in an outstanding balance of $0, and $280.0 million on the term loan). After the debt pay-down, the company has a $520.0 million term loan outstanding on its credit facility, which matures on December 31, 2024. (7) Of this amount, two interest rate swaps with an aggregate notional amount of $150.0 million mature on April 27, 2023, prior to the term loan maturity of December 31, 2024. Notes Payable - Fixed Notes Payable - Fixed Through Swaps Credit Facility Revolver - Variable Credit Facility Term Loan - Fixed Through Swaps Credit Facility Term Loan - Variable Q2 2021 7 See Note 5 and 6 below

Acquisitions and Dispositions See the glossary for a description of the company's non-GAAP financial and operating metrics. 12 Page Q2 2021 2021 Acquisition Date Acquired Property Rentable Square Feet Market State Acquisition Price (in thousands) 04/19/2021 Greenwood Healthcare Facility 53,560 Indianapolis IN $ 25,048 During the three and six months ended June 30, 2021, the company did not have any dispositions. On July 22, 2021, the company completed the sale of its data center portfolio, consisting of 29 data center properties composing 3.3 million rentable square feet, for an aggregate sale price of $1.32 billion, and generated proceeds of approximately $1.29 billion, after transaction costs and other pro-rations, excluding defeasance and loan costs, subject to additional transaction costs paid subsequent to the closing date. 2021 Dispositions

Property Map1 (as of June 30, 2021) See the glossary for a description of the company's non-GAAP financial and operating metrics. 13 Page Q2 2021 (1) Includes data center properties that were sold on July 22, 2021.

10.5% 8.2% 6.8% 5.6% 4.8% 4.3% 3.4% 2.9% 2.7% 2.5% Houston Dallas Oklahoma City San Antonio Philadelphia Akron Riverside Austin Cincinnati Lubbock Total Healthcare Statistics As of June 30, 2021 2020 Rentable square feet 5,297,637 5,327,550 Number of properties4 125 123 Weighted average annualized base rent per leased square foot $29.43 $28.81 Weighted average remaining lease term 10.0 years 10.9 years Weighted average occupancy 96.2% 92.7 % Top 10 Healthcare Markets1 As of June 30, 2021 As of June 30, 2020 Rentable Square Feet % Leased3 Rentable Square Feet % Leased3 Houston 593,111 84.1% 593,111 84.1 % Dallas 373,990 83.6% 573,172 54.4 % Oklahoma City 433,513 100.0% 433,513 100.0 % San Antonio 293,782 100.0% 293,782 96.3 % Philadelphia 122,356 100.0% 122,356 100.0 % Akron 191,269 100.0% 191,269 100.0 % Riverside 73,643 100.0% 73,643 100.0 % Austin 125,271 100.0% 125,271 100.0 % Cincinnati 237,496 100.0% 237,496 100.0 % Lubbock 102,143 100.0% 102,143 100.0 % Total 2,546,574 93.9% 2,745,756 86.6 % Top 10 Healthcare Markets1,2 Real Estate Diversification: Healthcare See the glossary for a description of the company's non-GAAP financial and operating metrics. 14 Page (1) Based on annualized June 2021 base rent. (2) Represents each market's annualized June 2021 base rent as a percentage of total market annualized June 2021 base rent. (3) Weighted average occupancy based on rentable square feet. (4) Includes development property. Q2 2021

89.4% 91.4% 10.6% 8.6% Number of Properties Annualized Base Rent (June 2021) 35.3% 24.3% 26.7% 12.1% 1.6% A nn ua liz ed B as e Re nt Square Feet 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Thereafter $0M $19M $38M $57M $76M $95M 0.0M 0.5M 1.0M 1.5M 2.0M 2.5M 3.0M 16.0% 8.2% 7.5% 6.6% 6.5% 6.0% 5.8% 4.7% 3.4% 2.9% Post Acute Medical, LLC and affiliates Baylor Scott and White Health Board of Regents of the Univ. of Texas System Select Medical Holdings Corporation Confidential Healthcare Tenant #11 Confidential Healthcare Tenant #10 Genesis Care Pty Ltd Surgery Partners, Inc. Confidential Healthcare Tenant #4 Confidential Healthcare Tenant #3 Property Diversification1Tenant Diversification1,2 Real Estate Diversification: Healthcare Healthcare Lease Expirations Healthcare Single/Multi-Tenant Breakdown3 See the glossary for a description of the company's non-GAAP financial and operating metrics. 15 Page (1) Based on annualized June 2021 base rent. (2) Includes tenants under common control. (3) Excludes vacant properties. (4) Includes development property. Annualized Base Rent (June 2021) Expiring Leased Square Feet Medical Office Building Inpatient Rehabilitation Facility Acute Care Hospital Long-Term Acute Care Hospital Other Single Tenant Multi-Tenant Q2 2021 4

22.1% 9.2% 8.7% 8.0% 7.5% 7.1% 5.2% 4.7% 4.4% 3.8% Atlanta Sacramento Washington, D.C. San Jose Los Angeles Houston Bridgeport Oklahoma City Chicago Boston Total Data Center Statistics4 As of June 30, 2021 2020 Rentable square feet 3,297,624 3,297,624 Number of properties 29 29 Weighted average annualized base rent per leased square foot $26.01 $25.37 Weighted average remaining lease term 8.0 years 7.7 years Weighted average occupancy 88.8% 95.5 % Top 10 Data Center Markets1,4 As of June 30, 2021 As of June 30, 2020 Rentable Square Feet % Leased3 Rentable Square Feet % Leased3 Atlanta 1,074,570 69.2% 1,074,570 89.4 % Sacramento 132,839 82.4% 132,839 82.4 % Washington D.C. 131,331 97.3% 131,331 97.3 % San Jose 152,983 100.0% 152,983 100.0 % Los Angeles 288,000 100.0% 288,000 100.0 % Houston 103,200 100.0% 103,200 100.0 % Bridgeport 167,691 100.0% 167,691 100.0 % Oklahoma City 92,456 100.0% 92,456 100.0 % Chicago 181,097 100.0% 181,097 95.3 % Boston 153,000 100.0% 153,000 100.0 % Total 2,477,167 85.5% 2,477,167 94.5% (1) Based on annualized June 2021 base rent. (2) Represents each market's annualized June 2021 base rent as a percentage of total market annualized June 2021 base rent. (3) Weighted average occupancy based on rentable square feet. (4) On July 22, 2021, the company sold the data center properties. Top 10 Data Center Markets1,2,4 Real Estate Diversification: Data Centers See the glossary for a description of the company's non-GAAP financial and operating metrics. 16 Page Q2 2021

86.2% 69.6% 13.8% 30.4% Number of Properties Annualized Base Rent (June 2021) A nn ua liz ed B as e Re nt Square Feet 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Thereafter $0M $4M $8M $12M $16M $20M $24M 0.0M 0.3M 0.6M 0.9M 12.0% 11.5% 7.1% 6.7% 6.6% 5.2% 5.2% 4.9% 4.8% 4.7% Dawn Acquisitions, LLC Lumen Technologies, Inc. BP p.l.c. Sungard AS New Holdings, LLC Hi Technology Corp Confidential Data Center Tenant #3 CyrusOne, Inc. Ensono, LP Internap Network Services Corporation Confidential Data Center Tenant #2 (1) Based on annualized June 2021 base rent. (2) Includes tenants under common control. (3) On July 22, 2021, the company sold the data center properties. Data Center Lease Expirations3 Tenant Diversification1,2,3 Property Diversification1,3 Real Estate Diversification: Data Centers Data Center Single/Multi-Tenant Breakdown3 See the glossary for a description of the company's non-GAAP financial and operating metrics. 17 Page Annualized Base Rent (June 2021) Expiring Leased Square Feet Single Tenant Multi-Tenant Enterprise Wholesale Colocation 16.5% 24.6%58.9% Q2 2021

9.4% 7.4% 6.1% 5.4% 3.8% 3.7% 3.1% 3.0% 2.9% 2.8% Houston Atlanta Oklahoma City Dallas Philadelphia San Antonio Sacramento Los Angeles Washington, D.C. Akron Total Portfolio Statistics5 As of June 30, 2021 2020 Rentable square feet 8,595,261 8,625,174 Number of properties4 154 152 Weighted average annualized base rent per leased square foot $28.18 $27.47 Weighted average remaining lease term 9.3 years 9.6 years Weighted average occupancy 93.3% 93.7 % Top 10 Total Markets1,5 As of June 30, 2021 As of June 30, 2020 Rentable Square Feet % Leased3 Rentable Square Feet % Leased3 Houston 696,311 86.5% 696,311 86.5 % Atlanta 1,074,570 69.2% 1,074,570 89.4 % Oklahoma City 525,969 100.0% 525,969 100.0 % Dallas 373,990 83.6% 573,172 54.4 % Philadelphia 172,356 100.0% 172,356 100.0 % San Antonio 293,782 100.0% 293,782 96.3 % Sacramento 132,839 82.4% 132,839 82.4 % Los Angeles 300,163 100.0% 300,163 100.0 % Washington D.C. 131,331 97.3% 131,331 97.3 % Akron 191,269 100.0% 191,269 100.0 % Total 3,892,580 86.8% 4,091,762 87.6% (1) Based on annualized June 2021 base rent. (2) Represents each market's annualized June 2021 base rent as a percentage of total market annualized June 2021 base rent. (3) Weighted average occupancy based on rentable square feet. (4) Includes development property. (5) Includes 29 data center properties that were sold on July 22, 2021. Top 10 Total Markets1,2,5 Real Estate Diversification: Total Portfolio See the glossary for a description of the company's non-GAAP financial and operating metrics. 18 Page Q2 2021

88.8% 84.1% 11.2% 15.9% Number of Properties Annualized Base Rent (June 2021) A nn ua liz ed B as e Re nt Square Feet 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Thereafter $0M $15M $30M $45M $60M $75M $90M $105M $120M 0.0M 0.8M 1.6M 2.4M 3.2M 4.0M 10.6% 5.4% 4.9% 4.4% 4.3% 4.0% 4.0% 3.9% 3.8% 3.1% Post Acute Medical, LLC and affiliates Baylor Scott and White Health Board of Regents of the Univ. of Texas System Select Medical Holdings Corporation Confidential Healthcare Tenant #11 Dawn Acquisitions, LLC Confidential Healthcare Tenant #10 Lumen Technologies, Inc. Genesis Care Pty Ltd Surgery Partners, Inc. 16.4% 12.9% 53.9% 16.8% Property Diversification1,7Tenant Diversification1,2,7 Tenant Credit Concentrations3,4,7 Total Portfolio Lease Expirations7 (1) Based on annualized June 2021 base rent. (2) Includes tenants under common control. (3) Based on rental revenue for the six months ended June 30, 2021. (4) All credit ratings are from major credit rating agencies. Parent credit rating is used where tenant is not rated. (5) Excludes vacant properties. (6) Includes development property. (7) Includes 29 data center properties that were sold on July 22, 2021. Real Estate Diversification: Total Portfolio 33.7% 66.3% Total Single/Multi-Tenant Breakdown5,7 See the glossary for a description of the company's non-GAAP financial and operating metrics. 19 Page Annualized Base Rent (June 2021) Expiring Leased Square Feet Investment Grade Rated Tenant/ Guarantor Non-Investment Grade Rated Tenant/Guarantor Non-Rated Tenant/Guarantor Non-Rated Tenant/Guarantor affiliated with Investment Grade Rated Partner Single Tenant Multi-Tenant Data Center Healthcare Q2 2021 6

Healthcare Properties Market Property Name State Rentable Square Feet Date Acquired Occupancy Property Subtype Akron Akron Healthcare Facility OH 98,705 10/4/2019 100.0 % Medical Office Building Akron Akron Healthcare Facility II OH 38,564 10/4/2019 100.0 % Medical Office Building Akron Akron Healthcare Facility III OH 54,000 10/4/2019 100.0 % Long-Term Acute Care Hospital Alexandria Alexandria Healthcare Facility LA 15,600 10/4/2019 100.0 % Medical Office Building Appleton Appleton Healthcare Facility WI 7,552 10/4/2019 100.0 % Medical Office Building Augusta Augusta Healthcare Facility ME 51,000 7/22/2015 100.0 % Medical Office Building Augusta Oakland Healthcare Facility ME 20,000 7/22/2015 100.0 % Medical Office Building Austin Austin Healthcare Facility TX 66,095 3/31/2017 100.0 % Inpatient Rehabilitation Facility Austin Austin Healthcare Facility II TX 18,275 10/4/2019 100.0 % Medical Office Building Austin Luling Healthcare Facility TX 40,901 7/30/2015 100.0 % Long-Term Acute Care Hospital Beaumont Beaumont Healthcare Facility TX 61,000 3/31/2017 100.0 % Inpatient Rehabilitation Facility Boston Stoughton Healthcare Facility MA 180,744 12/23/2014 100.0 % Long-Term Acute Care Hospital Bremerton Silverdale Healthcare Facility WA 25,892 8/25/2017 100.0 % Medical Office Building Bremerton Silverdale Healthcare Facility II WA 19,184 9/20/2017 100.0 % Medical Office Building Brownsville Harlingen Healthcare Facility TX 38,111 10/4/2019 100.0 % Medical Office Building Chicago Aurora Healthcare Facility IL 24,722 3/30/2017 100.0 % Medical Office Building Cincinnati Cincinnati Healthcare Facility OH 14,868 10/29/2014 100.0 % Medical Office Building Cincinnati Cincinnati Healthcare Facility II OH 139,428 7/22/2015 100.0 % Medical Office Building Cincinnati Cincinnati Healthcare Facility III OH 41,600 7/22/2015 100.0 % Medical Office Building Cincinnati Florence Healthcare Facility KY 41,600 7/22/2015 100.0 % Medical Office Building Corpus Christi Corpus Christi Healthcare Facility TX 25,102 12/22/2016 100.0 % Medical Office Building Dallas Allen Healthcare Facility TX 42,627 3/31/2017 100.0 % Inpatient Rehabilitation Facility Dallas Carrollton Healthcare Facility TX 21,990 4/27/2018 100.0 % Medical Office Building Dallas Dallas Healthcare Facility TX 62,390 10/4/2019 100.0 % Acute Care Hospital Dallas Fort Worth Healthcare Facility TX 83,464 12/31/2014 100.0 % Acute Care Hospital Dallas Fort Worth Healthcare Facility II TX 8,268 12/31/2014 100.0 % Medical Office Building Dallas Fort Worth Healthcare Facility III TX 36,800 12/23/2015 100.0 % Medical Office Building Dallas Frisco Healthcare Facility TX 57,051 10/4/2019 100.0 % Inpatient Rehabilitation Facility Dallas Grapevine Healthcare Facility TX 61,400 10/4/2019 — % Long-Term Acute Care Hospital Denver Denver Healthcare Facility CO 131,210 10/4/2019 100.0 % Long-Term Acute Care Hospital Des Moines Clive Healthcare Facility IA 58,156 11/26/2018 100.0 % Medical Office Building Des Moines Grimes Healthcare Facility IA 14,669 2/19/2020 100.0 % Medical Office Building Des Moines Indianola Healthcare Facility IA 18,116 9/26/2018 100.0 % Medical Office Building Des Moines Indianola Healthcare Facility II IA 20,990 9/26/2018 100.0 % Medical Office Building Destin Crestview Healthcare Facility FL 5,685 10/4/2019 100.0 % Medical Office Building Destin Fort Walton Beach Healthcare Facility FL 9,017 10/4/2019 100.0 % Medical Office Building Portfolio: Healthcare See the glossary for a description of the company's non-GAAP financial and operating metrics. 20 Page Q2 2021

Portfolio: Healthcare (Continued) Market Property Name State Rentable Square Feet Date Acquired Occupancy Property Subtype Destin Santa Rosa Beach Healthcare Facility FL 5,000 10/4/2019 100.0 % Medical Office Building Elkhart Goshen Healthcare Facility IN 15,462 10/4/2019 100.0 % Medical Office Building Fayetteville Fayetteville Healthcare Facility AR 55,740 10/4/2019 100.0 % Acute Care Hospital Fort Myers Bonita Springs Healthcare Facility FL 9,800 10/4/2019 100.0 % Medical Office Building Fort Myers Fort Myers Healthcare Facility FL 32,148 10/4/2019 100.0 % Medical Office Building Fort Myers Fort Myers Healthcare Facility II FL 47,089 10/4/2019 100.0 % Medical Office Building Fort Myers Lehigh Acres Healthcare Facility FL 5,746 10/4/2019 100.0 % Medical Office Building Grand Rapids Grand Rapids Healthcare Facility MI 107,781 12/7/2016 76.1 % Medical Office Building Green Bay Bellevue Healthcare Facility WI 5,838 10/4/2019 100.0 % Medical Office Building Green Bay De Pere Healthcare Facility WI 7,100 10/4/2019 100.0 % Medical Office Building Green Bay Howard Healthcare Facility WI 7,552 10/4/2019 100.0 % Medical Office Building Green Bay Manitowoc Healthcare Facility WI 7,987 10/4/2019 100.0 % Medical Office Building Green Bay Manitowoc Healthcare Facility II WI 36,090 10/4/2019 100.0 % Medical Office Building Green Bay Marinette Healthcare Facility WI 4,178 10/4/2019 100.0 % Medical Office Building Green Bay Sturgeon Bay Healthcare Facility WI 3,100 10/4/2019 100.0 % Medical Office Building Hammond Hammond Healthcare Facility LA 63,000 10/4/2019 100.0 % Acute Care Hospital Hammond Hammond Healthcare Facility II LA 23,835 10/4/2019 100.0 % Long-Term Acute Care Hospital Houston Houston Healthcare Facility TX 13,645 7/31/2014 100.0 % Medical Office Building Houston Houston Healthcare Facility II TX 102,369 6/30/2015 8.0 % Long-Term Acute Care Hospital Houston Houston Healthcare Facility III TX 16,217 10/4/2019 100.0 % Medical Office Building Houston Katy Healthcare Facility TX 34,296 6/8/2018 100.0 % Other Houston Webster Healthcare Facility TX 53,514 6/5/2015 100.0 % Inpatient Rehabilitation Facility Houston Webster Healthcare Facility II TX 373,070 10/4/2019 100.0 % Acute Care Hospital Indianapolis Greenwood Healthcare Facility IN 53,560 4/19/2021 100.0 % Inpatient Rehabilitation Facility Jacksonville Jacksonville Healthcare Facility FL 13,082 10/4/2019 100.0 % Medical Office Building Kansas City Overland Park Healthcare Facility KS 54,568 2/17/2015 100.0 % Inpatient Rehabilitation Facility Lafayette Lafayette Healthcare Facility LA 73,824 10/4/2019 100.0 % Acute Care Hospital Lakeland Winter Haven Healthcare Facility FL 7,560 1/27/2015 100.0 % Medical Office Building Laredo Laredo Healthcare Facility TX 61,677 9/19/2019 100.0 % Medical Office Building Laredo Laredo Healthcare Facility II TX 118,132 9/19/2019 100.0 % Medical Office Building Las Vegas Henderson Healthcare Facility NV 6,685 10/4/2019 100.0 % Medical Office Building Las Vegas Las Vegas Healthcare Facility NV 56,220 6/24/2016 100.0 % Inpatient Rehabilitation Facility Las Vegas Las Vegas Healthcare Facility II NV 6,963 10/4/2019 100.0 % Medical Office Building Lexington Frankfort Healthcare Facility KY 4,000 10/4/2019 100.0 % Medical Office Building Little Rock Benton Healthcare Facility AR 104,419 10/17/2018 100.0 % Medical Office Building Little Rock Benton Healthcare Facility II AR 11,350 10/17/2018 100.0 % Medical Office Building Little Rock Bryant Healthcare Facility AR 23,450 10/17/2018 100.0 % Medical Office Building See the glossary for a description of the company's non-GAAP financial and operating metrics. 21 Page Q2 2021

Portfolio: Healthcare (Continued) Market Property Name State Rentable Square Feet Date Acquired Occupancy Property Subtype Little Rock Bryant Healthcare Facility II AR 16,154 8/16/2019 100.0 % Medical Office Building Little Rock Hot Springs Healthcare Facility AR 8,573 10/17/2018 100.0 % Medical Office Building Los Angeles El Segundo Healthcare Facility CA 12,163 10/4/2019 100.0 % Medical Office Building Lubbock Lubbock Healthcare Facility TX 102,143 10/4/2019 100.0 % Acute Care Hospital Martinsburg Fairlea Healthcare Facility WV 5,200 10/4/2019 100.0 % Medical Office Building New Orleans Covington Healthcare Facility LA 43,250 10/4/2019 100.0 % Long-Term Acute Care Hospital Oklahoma City Edmond Healthcare Facility OK 17,700 1/20/2016 100.0 % Medical Office Building Oklahoma City Newcastle Healthcare Facility OK 7,424 2/3/2016 100.0 % Medical Office Building Oklahoma City Oklahoma City Healthcare Facility OK 94,076 12/29/2015 100.0 % Acute Care Hospital Oklahoma City Oklahoma City Healthcare Facility II OK 41,394 12/29/2015 100.0 % Medical Office Building Oklahoma City Oklahoma City Healthcare Facility III OK 5,000 1/27/2016 100.0 % Medical Office Building Oklahoma City Oklahoma City Healthcare Facility IV OK 8,762 1/27/2016 100.0 % Medical Office Building Oklahoma City Oklahoma City Healthcare Facility V OK 43,676 2/11/2016 100.0 % Medical Office Building Oklahoma City Oklahoma City Healthcare Facility VI OK 14,676 3/7/2016 100.0 % Medical Office Building Oklahoma City Oklahoma City Healthcare Facility VII OK 102,978 6/22/2016 100.0 % Acute Care Hospital Oklahoma City Oklahoma City Healthcare Facility VIII OK 62,857 6/30/2016 100.0 % Acute Care Hospital Oklahoma City Oklahoma City Healthcare Facility IX OK 34,970 10/4/2019 100.0 % Medical Office Building Omaha Omaha Healthcare Facility NE 40,402 10/14/2015 100.0 % Other Oshkosh Oshkosh Healthcare Facility WI 8,717 10/4/2019 100.0 % Medical Office Building Philadelphia Marlton Healthcare Facility NJ 89,139 11/1/2016 100.0 % Inpatient Rehabilitation Facility Philadelphia Wyomissing Healthcare Facility PA 33,217 7/24/2015 100.0 % Acute Care Hospital Pittsburgh Clarion Healthcare Facility PA 33,000 6/1/2015 100.0 % Medical Office Building Poplar Bluff Poplar Bluff Healthcare Facility MO 71,519 9/19/2019 100.0 % Medical Office Building Providence New Bedford Healthcare Facility MA 70,657 10/4/2019 100.0 % Long-Term Acute Care Hospital Providence North Smithfield Healthcare Facility RI 92,944 10/4/2019 100.0 % Inpatient Rehabilitation Facility Riverside Palm Desert Healthcare Facility CA 6,963 10/4/2019 100.0 % Medical Office Building Riverside Rancho Mirage Healthcare Facility CA 47,008 3/1/2016 100.0 % Inpatient Rehabilitation Facility Riverside Rancho Mirage Healthcare Facility II CA 7,432 10/4/2019 100.0 % Medical Office Building Riverside Yucca Valley Healthcare Facility CA 12,240 10/4/2019 100.0 % Medical Office Building Saginaw Saginaw Healthcare Facility MI 87,843 12/21/2017 100.0 % Medical Office Building San Antonio New Braunfels Healthcare Facility TX 27,971 10/4/2019 100.0 % Long-Term Acute Care Hospital San Antonio San Antonio Healthcare Facility TX 44,746 6/29/2017 100.0 % Inpatient Rehabilitation Facility San Antonio San Antonio Healthcare Facility III TX 50,000 10/4/2019 100.0 % Inpatient Rehabilitation Facility San Antonio San Antonio Healthcare Facility IV TX 113,136 10/4/2019 100.0 % Inpatient Rehabilitation Facility San Antonio San Antonio Healthcare Facility V TX 57,929 10/4/2019 100.0 % Medical Office Building Sarasota Lakewood Ranch Healthcare Facility FL 10,919 10/4/2019 100.0 % Medical Office Building See the glossary for a description of the company's non-GAAP financial and operating metrics. 22 Page Q2 2021

Portfolio: Healthcare (Continued) Market Property Name State Rentable Square Feet Date Acquired Occupancy Property Subtype Savannah Savannah Healthcare Facility GA 48,184 10/4/2019 100.0 % Long-Term Acute Care Hospital Scranton Wilkes-Barre Healthcare Facility PA 15,996 10/4/2019 100.0 % Medical Office Building Sherman Sherman Healthcare Facility TX 57,576 11/20/2015 100.0 % Acute Care Hospital Sherman Sherman Healthcare Facility II TX 8,055 11/20/2015 100.0 % Medical Office Building St. Louis Bridgeton Healthcare Facility MO 66,914 10/4/2019 100.0 % Inpatient Rehabilitation Facility St. Louis St. Louis Healthcare Facility MO 21,823 10/4/2019 — % Medical Office Building Tampa Tampa Healthcare Facility FL 33,822 9/8/2020 100.0 % Medical Office Building Tucson Tucson Healthcare Facility AZ 34,009 9/19/2019 100.0 % Medical Office Building Tucson Tucson Healthcare Facility II AZ 60,913 12/26/2019 100.0 % Inpatient Rehabilitation Facility Tucson Tucson Healthcare Facility III AZ 20,000 12/27/2019 100.0 % Medical Office Building Tucson Tucson Healthcare Facility IV1 AZ — 12/22/2020 — % Medical Office Building Valdosta Valdosta Healthcare Facility GA 24,750 11/28/2018 100.0 % Medical Office Building Valdosta Valdosta Healthcare Facility II GA 12,745 11/28/2018 100.0 % Medical Office Building Victoria Victoria Healthcare Facility TX 34,297 10/4/2019 100.0 % Inpatient Rehabilitation Facility Victoria Victoria Healthcare Facility II TX 28,752 10/4/2019 100.0 % Long-Term Acute Care Hospital Winston Winston-Salem Healthcare Facility NC 22,200 12/17/2014 100.0 % Medical Office Building . See the glossary for a description of the company's non-GAAP financial and operating metrics. 23 Page (1) Tucson Healthcare Facility IV is a development property that the company expects will be approximately 44,686 rentable square feet, with 86% occupancy at anticipated lease commencement in 2022. Q2 2021

Portfolio: Data Centers Data Center Properties (1) Market Property Name State Rentable Square Feet Date Acquired Occupancy Property Subtype Atlanta Alpharetta Data Center GA 77,322 2/2/2016 100.0 % Colocation Atlanta Atlanta Data Center GA 997,248 6/15/2017 66.8 % Wholesale Boston Andover Data Center MA 153,000 11/8/2016 100.0 % Colocation Bridgeport Norwalk Data Center CT 167,691 3/30/2017 100.0 % Colocation Canton Canton Data Center OH 29,960 10/3/2018 100.0 % Colocation Charlotte Charlotte Data Center NC 52,924 5/15/2017 100.0 % Colocation Chicago Chicago Data Center IL 115,352 12/28/2016 100.0 % Colocation Chicago Elgin Data Center IL 65,745 12/22/2017 100.0 % Colocation Cincinnati Cincinnati Data Center OH 69,826 6/30/2017 100.0 % Enterprise Columbia Blythewood Data Center SC 64,637 12/29/2016 100.0 % Colocation Flint Flint Data Center MI 32,500 2/2/2016 100.0 % Colocation Houston Houston Data Center TX 103,200 11/16/2017 100.0 % Enterprise Indianapolis Indianapolis Data Center IN 43,724 4/1/2015 100.0 % Colocation Los Angeles Hawthorne Data Center CA 288,000 9/27/2016 100.0 % Colocation Minneapolis Eagan Data Center MN 87,402 6/29/2015 100.0 % Enterprise Minneapolis Minnetonka Data Center MN 135,240 8/28/2015 91.9 % Colocation Nashville Franklin Data Center TN 71,726 3/31/2016 100.0 % Colocation New York City Somerset Data Center NJ 36,118 6/29/2016 100.0 % Colocation Oklahoma City Oklahoma City Data Center OK 92,456 12/27/2017 100.0 % Colocation Philadelphia King of Prussia Data Center PA 50,000 9/28/2017 100.0 % Enterprise Phoenix Tempe Data Center AZ 44,244 1/26/2017 100.0 % Enterprise Phoenix Tempe Data Center II AZ 58,560 9/29/2017 100.0 % Colocation Sacramento Rancho Cordova Data Center CA 69,048 3/14/2018 100.0 % Colocation Sacramento Rancho Cordova Data Center II CA 63,791 3/14/2018 63.3 % Wholesale San Jose San Jose Data Center CA 76,410 6/13/2018 100.0 % Enterprise San Jose Sunnyvale Data Center CA 76,573 6/28/2017 100.0 % Colocation Waco Waco Data Center TX 43,596 12/30/2015 100.0 % Colocation Washington, D.C. McLean Data Center VA 69,329 10/17/2016 94.9 % Colocation Washington, D.C. McLean Data Center II VA 62,002 10/17/2016 100.0 % Colocation See the glossary for a description of the company's non-GAAP financial and operating metrics. 24 Page Q2 2021 . (1) On July 22, 2021, the company sold the data center properties.

Annualized Base Rent is the sum of each tenant’s base rent in the last month of the period multiplied by twelve, unless otherwise specified. Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) are non-GAAP, supplemental performance measures defined as net income or loss, computed in accordance with GAAP, adjusted for interest expense, income tax expense (benefit), depreciation and amortization. EBITDAre also includes adjustments for impairment write-downs on real estate and gains or losses from the disposition of property. EBITDA and EBITDAre are definitions promulgated by the National Association of Real Estate Investment Trusts (NAREIT). Each of these metrics are important indicators of the company’s operating performance. The following is a reconciliation of net income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to EBITDA and EBITDAre for the following quarterly periods (amounts in thousands): Fair Market Value of Real Estate Investments is determined as fair market value of real estate-related investments based on the NAV (as defined below) calculated as of May 31, 2021, plus total aggregate cost of real estate investments acquired after that date and capital expenditures incurred on development properties not included in the then current NAV. Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO) are non-GAAP financial measures. FFO is calculated using the NAREIT definition: net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and asset impairment write-downs, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. It should be noted, however, that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than the company does, making comparisons less meaningful. In addition to FFO, the company uses AFFO as a supplemental financial performance measure because the company believes it provides to stakeholders a more complete understanding of the company’s sustainable performance. AFFO is a metric used by management to evaluate the company's dividend policy. The company calculates AFFO, a non-GAAP measure, by further adjusting FFO for the following items included in the determination of GAAP net income: amortization of above- and below-market leases, along with the net of right-of-use assets- operating leases and right-of-use assets- finance lease, resulting from above-and below-market leases, straight-line rent, acquisition expenses in connection with business combination transactions, discount amortization related to the deferred liability in connection with the internalization transaction, impairment loss on goodwill, amortization of deferred financing costs and stock-based compensation. Other REITs may use different methodologies for calculating AFFO and, accordingly, the company’s AFFO may not be comparable to other REITs. FFO and AFFO should not be construed to be more relevant or accurate than the current GAAP methodology in calculating net income or in its applicability in evaluating our operational performance. The method used to evaluate the value and performance of real estate under GAAP should be construed as a more relevant measure of operating performance and considered more prominent than the non-GAAP FFO and AFFO measures and the adjustments to GAAP in calculating FFO and AFFO. Three Months Ended June 30, March 31, December 31, September 30, June 30, 2021 2021 2020 2020 2020 Net income attributable to common stockholders $ 16,056 $ 2,882 $ 14,748 $ 5,264 $ 11,095 Adjustments: Interest and other expense, net 12,922 12,130 12,849 13,284 14,199 Depreciation and amortization 21,596 25,967 24,875 28,249 25,294 EBITDA1 $ 50,574 $ 40,979 $ 52,472 $ 46,797 $ 50,588 Gain on real estate dispositions — — (439) — (2,703) Impairment loss on real estate 6,502 10,423 — — — Cash deposits interest 6 4 9 18 60 EBITDAre1 $ 57,082 $ 51,406 $ 52,042 $ 46,815 $ 47,945 Glossary 25 Page Q2 2021 (1) Includes 29 data center properties sold on July 22, 2021.

Interest Expense, Adjusted is a non-GAAP measure that represents interest and other expense, net, adjusted for cash deposits interest, other income, notes receivable interest income and amortization of origination fee. This metric provides useful information to investors because it is used for the calculation of adjusted interest coverage ratio. The following is a reconciliation of interest and other expense, net, which is the most directly comparable GAAP financial measure, to interest expense, adjusted for the following quarterly periods (amounts in thousands): Three Months Ended June 30, March 31, December 31, September 30, June 30, 2021 2021 2020 2020 2020 Interest and other expense, net $ 12,922 $ 12,130 $ 12,849 $ 13,284 $ 14,199 Cash deposits interest 6 4 9 18 60 Other income — 652 597 35 — Notes receivable interest income 519 490 501 501 185 Amortization of origination fee (70) (68) (70) (70) (26) Interest expense, adjusted1 $ 13,377 $ 13,208 $ 13,886 $ 13,768 $ 14,418 Three Months Ended June 30, March 31, December 31, September 30, June 30, 2021 2021 2020 2020 2020 Net income attributable to common stockholders $ 16,056 $ 2,882 $ 14,748 $ 5,264 $ 11,095 Adjustments: Depreciation and amortization1 21,592 25,962 24,869 28,248 25,294 Gain on real estate disposition — — (439) — (2,703) Impairment loss on real estate 6,502 10,423 — — — FFO attributable to common stockholders $ 44,150 $ 39,267 $ 39,178 $ 33,512 $ 33,686 Adjustments: Amortization of intangible assets and liabilities2 (639) (613) (613) (2,810) (840) Reduction in the carrying amount of right-of-use assets - operating leases and finance lease, net 216 269 268 235 233 Straight-line rent3 (4,452) (4,626) (5,015) (5,235) (5,411) Internalization transaction expenses4 — — — 2,235 911 Amortization of discount of deferred liability 55 54 54 — — Impairment loss on goodwill5 431 240 — — — Amortization of deferred financing costs 1,011 996 1,001 990 947 Stock-based compensation 563 556 335 45 30 AFFO attributable to common stockholders $ 41,335 $ 36,143 $ 35,208 $ 28,972 $ 29,556 The following is a reconciliation of net income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to FFO and AFFO for the following quarterly periods (amounts in thousands): Glossary 26 Page (1) During the six months ended June 30, 2021 and 2020, the company wrote off in-place lease intangible assets in the amounts of approximately $1.1 million and $1.5 million, respectively, by accelerating the amortization of the acquired intangible assets. (2) Under GAAP, certain intangibles are accounted for at cost and reviewed for impairment. However, because real estate values and market lease rates historically rise or fall with market conditions, management believes that by excluding charges related to amortization of these intangibles, AFFO provides useful supplemental information on the performance of the real estate. During the six months ended June 30, 2020, the company wrote off an above-market lease intangible asset in the amount of approximately $0.3 million, by accelerating the amortization of the acquired intangible asset. (3) Under GAAP, rental revenue is recognized on a straight-line basis over the terms of the related lease (including rent holidays if applicable). This may result in income recognition that is significantly different than the underlying contract terms. During the six months ended June 30, 2021, the company wrote off approximately $0.1 million of straight-line rent. By adjusting for the change in straight-line rent receivable, AFFO may provide useful supplemental information on the realized economic impact of lease terms, providing insight on the expected contractual cash flows of such lease terms, and aligns with its analysis of operating performance. (4) Under GAAP, acquisition fees and expenses related to transactions determined to be business combinations are expensed as incurred. Internalization transaction expenses consisted primarily of legal fees, as well as fees for other professional and financial advisors incurred in connection with the internalization transaction. The company believes that adjusting for such non-recurring items provides useful supplemental information because such expenses may not be reflective of ongoing operations and aligns with its analysis of operating performance. (5) During the three months ended June 30, 2021, the company wrote off goodwill related to two reporting units in the amount of approximately $0.4 million and during the six months ended June 30, 2021, the company wrote off goodwill related to three reporting units in the amount of approximately $0.7 million, which was originally recognized as a part of the internalization transaction on September 30, 2020, as a result of a business combination. The company believes that adjusting for such non-recurring items provides useful supplemental information because such adjustments may not be reflective of ongoing operations and aligns with its analysis of operating performance. Q2 2021 (1) Includes 29 data center properties sold on July 22, 2021.

Net Debt is defined as principal debt outstanding less cash and cash equivalents. Net Debt provides useful information to investors and management by calculating and monitoring the company’s leverage ratio. The following is a reconciliation of total debt, net, which is the most directly comparable GAAP financial measure to net debt, for the following quarterly periods (amounts in thousands): Three Months Ended June 30, March 31, December 31, September 30, June 30, 2021 2021 2020 2020 2020 Notes payable, net $ 449,780 $ 450,719 $ 451,617 $ 452,496 $ 453,562 Credit facility, net 947,979 932,546 932,100 976,657 931,440 Total debt, net 1,397,759 1,383,265 1,383,717 1,429,153 1,385,002 Deferred financing costs, net 6,425 7,033 7,705 8,370 8,600 Principal debt outstanding 1,404,184 1,390,298 1,391,422 1,437,523 1,393,602 Less: cash and cash equivalents 47,921 51,039 53,174 75,505 74,782 Net debt1 $ 1,356,263 $ 1,339,259 $ 1,338,248 $ 1,362,018 $ 1,318,820 Net Asset Value (NAV) is determined by the board of directors, at the recommendation of the company's audit committee, and based on the estimated value of the company’s assets, less the estimated value of the company’s liabilities, divided by the approximate number of shares outstanding on a fully diluted basis. This valuation is performed in accordance with the provisions of Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs, issued by the IPA in April 2013, in addition to guidance from the SEC. Liquidity is a non-GAAP financial metric that represents the outstanding cash and cash equivalents combined with the remaining borrowing base availability on the company’s credit facility at the end of the period. This metric provides useful information to investors and management when examining the company’s financing and investing decisions. Net Operating Income (NOI) and Cash NOI are non-GAAP financial measures. NOI is defined as rental revenue, less rental expenses on an accrual basis, excluding general and administrative expenses, internalization transaction expenses, asset management fees, depreciation and amortization, impairment loss on real estate, impairment loss on goodwill and interest and other expense, net. Cash NOI is calculated to exclude the impact of certain GAAP adjustments to rental revenue, such as straight-line rent, amortization of above-market intangible lease assets and below-market lease intangible liabilities and the reduction in the carrying amount of right-of-use assets - operating ground leases, and is used to evaluate the cash-based performance of the company’s real estate portfolio. The company believes that NOI and Cash NOI both serve as useful supplements to net income because they allow investors and management to measure unlevered property-level operating results and to compare these results to the comparable results of other real estate companies on a consistent basis. The company uses both NOI and Cash NOI to make decisions about resource allocations and to assess the property-level performance of the real estate portfolio. As an indicator of financial performance, neither metric should be considered as an alternative to net income, determined in accordance with GAAP. The company believes that in order to facilitate a clear understanding of the consolidated historical operating results, both metrics should be examined in conjunction with net income as presented in the consolidated financial statements included on the company’s Annual Report on Form 10-K filed with the SEC on March 24, 2021, and subsequent quarterly filings on Form 10-Q. Glossary 27 Page Q2 2021 (1) Includes 29 data center properties sold on July 22, 2021.

Occupancy is a weighted average calculation of the portfolio’s occupancy based on rentable square feet. Three Months Ended June 30, Six Months Ended June 30, 2021 2020 2021 2020 Healthcare: Healthcare rental revenue $ 43,747 $ 41,731 $ 86,169 $ 83,157 Healthcare rental expense (3,275) (3,895) (6,489) (8,234) Healthcare NOI 40,472 37,836 79,680 74,923 Data Centers: Data Center rental revenue 33,250 27,144 58,723 54,903 Data Center rental expense (9,576) (7,027) (15,992) (14,176) Data Center NOI 23,674 20,117 42,731 40,727 Total NOI 64,146 57,953 122,411 115,650 Straight-line rent1 (4,452) (5,411) (9,078) (10,911) Amortization of above- and below-market leases, net1 (639) (840) (1,252) (1,257) Reduction in the carrying amount of right-of-use assets - operating ground leases1 182 233 416 467 Cash NOI 59,237 51,935 112,497 103,949 General and administrative expenses (6,639) (3,188) (13,262) (6,382) Internalization transaction expenses — (911) — (1,405) Asset management fees1 — (5,969) — (11,925) Depreciation and amortization1 (21,596) (25,294) (47,563) (52,359) Impairment loss on real estate (6,502) — (16,925) — Impairment loss on goodwill (431) — (671) — Gain on real estate disposition — 2,703 — 2,703 Interest and other expense, net1 (12,922) (14,199) (25,052) (29,518) Straight-line rent1 4,452 5,411 9,078 10,911 Amortization of above- and below-market leases, net1 639 840 1,252 1,257 Reduction in the carrying amount of right-of-use assets - operating ground leases1 (182) (233) (416) (467) Net income attributable to common stockholders $ 16,056 $ 11,095 $ 18,938 $ 16,764 The following is a reconciliation of net income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to Healthcare NOI, Data Center NOI, Total NOI and Cash NOI, for the following periods (amounts in thousands): Remaining Lease Term is a weighted average calculation of the portfolio’s remaining lease term based on leased square feet. Rent Escalation is a weighted average calculation of the portfolio’s rent escalations based on leased square feet. Glossary 28 Page Q2 2021 (1) Includes 29 data center properties sold on July 22, 2021.

Total Real Estate Investment is based on aggregate contract purchase price of real estate properties acquired, including acquisition costs and additional capital expenditures incurred since inception, adjusted for cost basis property dispositions over such period. Three Months Ended June 30, March 31, December 31, September 30, June 30, 2021 2021 2020 2020 2020 Same store rental revenue $ 41,996 $ 41,630 $ 41,462 $ 40,629 $ 40,444 Same store rental expense (2,872) (2,972) (2,448) (4,039) (3,715) Same store NOI 39,124 38,658 39,014 36,590 36,729 Non-same store rental revenue 1,751 792 440 93 1,287 Non-same store rental expense (403) (242) (100) (366) (180) General and administrative expenses (6,639) (6,623) (6,721) (3,578) (3,188) Internalization transaction expenses — — — (2,235) (911) Asset management fees — — — (4,218) (4,198) Depreciation and amortization (17,615) (18,224) (17,135) (17,002) (17,110) Impairment loss on real estate (6,502) (10,423) — — — Impairment loss on goodwill (431) (240) — — — Gain on real estate dispositions — — 439 — 2,703 Interest and other expense, net (9,534) (8,764) (9,428) (9,865) (10,809) Income from discontinued operations 16,305 7,948 8,239 5,845 6,772 Net income attributable to common stockholders $ 16,056 $ 2,882 $ 14,748 $ 5,264 $ 11,095 The following is a reconciliation of net income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to same store NOI for the following quarterly periods (amounts in thousands): Glossary 29 Page Q2 2021 Same Store Properties are operating properties that were owned and operated for the entirety of all calendar periods being compared and exclude properties under development and properties classified as discontinued operations. To evaluate properties on a comparable basis, management analyzes metrics of same store properties in order to assess the core operations of the portfolio. By evaluating the net operating income of the same store properties, management is able to monitor the operations of the company's existing properties for comparable periods to measure the performance of the current portfolio and determine the effects of new acquisitions and dispositions on net income.